Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL
OFFICER OF GENERAL PARTNER OF HILAND PARTNERS, LP
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly report on Form 10-Q for three months ended March 31, 2005 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ken Maples, Chief Financial Officer, Vice President-Finance and Secretary of Hiland Partners GP, LLC, the general partner of Hiland Partners, LP (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2.     The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 13, 2005	/s/ Ken Maples
Ken Maples
Chief Financial Officer, Vice President-Finance
and Secretary